UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon High Yield Fund

SEMIANNUAL REPORT June 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon High Yield Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon High Yield Fund, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Chris Barris, Kevin Cronk and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon High Yield Fund‘s Class A shares produced a total return of -4.78%, Class C shares returned -5.13%, and Class I shares returned -4.65%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of -4.84% over the same period.2

High-yield corporate bonds produced negative returns over the reporting period, amid high volatility caused in part by the COVID-19 pandemic. The fund’s relative performance versus the Index was due in part to underweights to the energy and leisure sectors, as well as successful stock selection within energy.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment-grade (“high-yield” or “junk” bonds) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are under-leveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

A Tale of Two Markets

After a strong end to 2019, investors were optimistic, the U.S. Treasury yield curve was steepening, and risk-asset spreads were narrow. However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

dramatic decline in economic activity and consequent increase in corporate investment grade, high yield and emerging-market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments.

There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries. Oil prices remained low during the second quarter, placing additional pressure on energy security prices. Defaults picked up dramatically during the period and reached levels last seen during the financial crisis. In general, higher-quality, longer duration securities outperformed the broader market.

Allocation and Security Selection Decisions Bolster Returns

Successful allocation and security selection decisions benefited the fund’s performance during the reporting period. From a sector allocation perspective, being underweight segments of the market that were directly affected by the COVID-19 pandemic bolstered returns. The fund was underweight energy, which struggled significantly during the period. In January and February, energy company credits, which did not meet stringent risk management criteria, were purged from the portfolio. Energy defaults began to pick up dramatically in the spring. Avoiding exposure to this defaulting debt provided a large tailwind to relative returns. An underweight to bonds issued by companies within the leisure industry was also beneficial. In addition, the fund liquidated some of its leveraged loan holdings in early March and held the cash through late March and early April. Leveraged loans outperformed many other sectors of the high yield market during the late March spread widening. The allocation to leveraged loans, along with the cash position, worked to curb relative losses during that volatile time. The fund was overweight defensive sectors such as packaging and had limited exposure to aerospace. Both of these allocations were also beneficial. Several individual names also helped boost returns. Energy companies CrownRock and Parsley Energy were among the leading individual contributors. The fund also took advantage of ratings downgrades and purchased debt issued by Ford Motor and Occidental Petroleum, as they transitioned from investment grade to high yield during the period. These names were also top contributors to overall performance. A position in packaging company Ardagh Packaging Finance was also accretive.

Conversely, underweight exposure to credit issued by telecommunications and health care constrained performance, as the sectors performed well during the period. A material overweight to broadcasters also weighed on results. Broadcasting companies lost revenue, as sports were taken off the air, and advertising dollars dried up. Diamond Sports Group, an owner of regional sports channels on cable, was among the leading detractors. The company came under pressure after it was announced the baseball season would not take place as originally expected. Lastly, duration positioning was mildly negative. The portfolio had modestly shorter duration than the overall market, which was not helpful. Longer duration assets tended to outperform during the period.

Assessing Risk and Finding Opportunities

It is our opinion that there is still much uncertainty surrounding the COVID-19 pandemic and its effect on the economy. We expect corporate earnings to remain under pressure as business closures potentially resume. We believe the market has discounted the second quarter, and investors seems to be focused on the third and fourth quarters as a potential time for recovery. However, the unevenness of business reopenings, coupled with potential political drama that could result from the November 2020 election, may provide a headwind to that recovery.

Given this outlook, we are taking a conservative, somewhat defensive position. In this environment, we believe many risks to be sector specific, as particular sectors seem to be dramatically more affected by COVID-19 than others. Examples of these are airlines, leisure and entertainment. As of the period end, we were underweight these sectors. We also remained underweight energy, although we did opportunistically add to our energy holdings during the period. We were overweight cable, health care and packaging, as we believe these areas of the market are more resilient in the face of uncertainty. In addition, at the end of the period, we saw better value in BB and B rated credit, and we intend to reduce our CCC exposure. We are continuing to avoid exposure to low quality, low price or distressed names.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We maintain that a disciplined, research-intensive approach is very important for investment success. As always, we will continue to seek opportunities for investment backed by strong fundamentals.

July 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$4.61	$8.24	$3.40
Ending value (after expenses)	$952.20	$948.70	$953.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$4.77	$8.52	$3.52
Ending value (after expenses)	$1,020.14	$1,016.41	$1,021.38

†Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5%
Advertising - .6%
Outfront Media Capital, Gtd. Notes		4.63	3/15/2030	1,860,000	[b]	1,708,057
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	1,843,000	[b]	1,661,815
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	2,124,000	[b]	2,041,695
					5,411,567
Aerospace & Defense - 1.5%
Bombardier, Sr. Unscd. Notes		6.00	10/15/2022	3,015,000	[b]	2,117,887
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	1,170,000	[b]	805,896
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	1,205,000	[b]	790,149
Signature Aviation US Holdings, Gtd. Notes		4.00	3/1/2028	987,000	[b]	893,669
TransDigm, Gtd. Notes		5.50	11/15/2027	890,000		779,386
TransDigm, Gtd. Notes		6.50	5/15/2025	3,625,000		3,399,144
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	3,705,000	[b]	3,709,075
TransDigm, Sr. Scd. Notes		8.00	12/15/2025	695,000	[b]	733,479
					13,228,685
Airlines - .4%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	2,405,000	[b]	2,266,207
Delta Air Lines, Sr. Scd. Notes		7.00	5/1/2025	1,275,000	[b]	1,317,482
					3,583,689
Automobiles & Components - 4.1%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	2,315,000	[c]	2,279,592
American Axle & Manufacturing, Gtd. Notes		6.88	7/1/2028	1,370,000		1,361,396
Clarios Global, Gtd. Notes		8.50	5/15/2027	3,215,000	[b]	3,239,032
Clarios Global, Sr. Scd. Notes		6.25	5/15/2026	4,585,000	[b]	4,748,547
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	3,810,000	[b]	3,538,537
Ford Motor, Sr. Unscd. Notes		8.50	4/21/2023	1,325,000		1,403,672
Ford Motor, Sr. Unscd. Notes		9.00	4/22/2025	1,325,000		1,435,141
Ford Motor Credit, Sr. Unscd. Notes	EUR	2.39	2/17/2026	2,525,000		2,507,798
Ford Motor Credit, Sr. Unscd. Notes	EUR	3.02	3/6/2024	2,758,000		2,977,835
Ford Motor Credit, Sr. Unscd. Notes		3.22	1/9/2022	1,010,000		987,487
Ford Motor Credit, Sr. Unscd. Notes		3.81	10/12/2021	1,220,000		1,207,861
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		182,625
Ford Motor Credit, Sr. Unscd. Notes		4.06	11/1/2024	470,000		449,097
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,608,905
Ford Motor Credit, Sr. Unscd. Notes	GBP	4.54	3/6/2025	1,780,000		2,099,178
Ford Motor Credit, Sr. Unscd. Notes		4.54	8/1/2026	740,000		709,475
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	2,440,000	[c]	2,389,895
Ford Motor Credit, Sr. Unscd. Notes		5.13	6/16/2025	825,000		828,944

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Automobiles & Components - 4.1% (continued)
ZF North America Capital, Gtd. Notes	4.75	4/29/2025	1,830,000	[b]	1,836,643
				36,791,660
Banks - .8%
Bank of America, Jr. Sub. Bonds, Ser. U	5.20	6/1/2023	1,730,000	[c]	1,675,109
CIT Bank, Sr. Unscd. Notes	2.97	9/27/2025	2,365,000		2,216,821
CIT Group, Sub. Notes	6.13	3/9/2028	1,355,000	[c]	1,468,224
Citigroup, Jr. Sub. Bonds	5.95	1/30/2023	1,730,000		1,719,127
				7,079,281
Building Materials - 1.5%
Cornerstone Building Brands, Gtd. Notes	8.00	4/15/2026	4,680,000	[b]	4,729,865
Griffon, Gtd. Notes	5.75	3/1/2028	4,775,000		4,727,250
Masonite International, Gtd. Notes	5.38	2/1/2028	2,176,000	[b]	2,228,637
Standard Industries, Sr. Unscd. Notes	5.00	2/15/2027	1,750,000	[b]	1,776,959
				13,462,711
Chemicals - 2.2%
Axalta Coating Systems, Gtd. Notes	4.75	6/15/2027	1,060,000	[b]	1,068,162
Consolidated Energy Finance, Gtd. Notes	6.50	5/15/2026	2,160,000	[b]	1,843,690
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/2025	4,260,000	[b]	3,634,270
Innophos Holdings, Sr. Unscd. Notes	9.38	2/15/2028	2,880,000	[b]	2,831,400
Kraton Polymers, Gtd. Notes	7.00	4/15/2025	1,065,000	[b]	1,074,063
Minerals Technologies, Sr. Unscd. Notes	5.00	7/1/2028	930,000	[b]	946,275
Tronox, Sr. Scd. Notes	6.50	5/1/2025	1,887,000	[b]	1,899,973
Venator Finance, Gtd. Notes	5.75	7/15/2025	4,055,000	[b]	2,896,345
Venator Finance, Sr. Scd. Notes	9.50	7/1/2025	3,305,000	[b]	3,371,100
				19,565,278
Collateralized Loan Obligations Debt - 1.2%
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%	6.72	4/15/2031	2,000,000	[b,d]	1,694,878
Battalion XVI CLO, Ser. 2019-16A, CI. D, 3 Month LIBOR +4.36%	6.26	12/19/2032	3,000,000	[b,d]	3,012,048
Carlyle Global Market Strategies CLO, Ser. 2014-1A, Cl. ER, 3 Month LIBOR +5.40%	6.53	4/17/2031	3,000,000	[b,d]	2,279,397
Catamaran CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +3.65%	4.64	10/25/2031	1,520,000	[b,d]	1,314,055
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%	7.18	4/17/2031	4,000,000	[b,d]	2,990,709
				11,291,087

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Commercial & Professional Services - 4.1%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	1,065,000	[b]	515,082
AMN Healthcare, Gtd. Notes		4.63	10/1/2027	3,115,000	[b]	3,042,374
APX Group, Sr. Scd. Notes		6.75	2/15/2027	2,910,000	[b]	2,725,855
Ashtead Capital, Gtd. Notes		4.25	11/1/2029	3,025,000	[b]	3,032,562
Jaguar Holding II, Gtd. Notes		4.63	6/15/2025	725,000	[b]	739,192
Jaguar Holding II, Gtd. Notes		5.00	6/15/2028	1,230,000	[b]	1,261,519
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	2,965,000		2,519,340
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	4,664,000	[b]	4,354,940
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	920,000	[b]	869,115
Prime Security Services Borrower, Sr. Scd. Notes		5.75	4/15/2026	1,990,000	[b]	2,066,794
The Brink's Company, Gtd. Notes		4.63	10/15/2027	1,925,000	[b]	1,853,592
United Rentals North America, Gtd. Notes		4.88	1/15/2028	2,500,000		2,566,412
United Rentals North America, Gtd. Notes		5.50	7/15/2025	465,000		477,743
United Rentals North America, Gtd. Notes		5.88	9/15/2026	1,550,000		1,626,128
Verisure Midholding, Gtd. Bonds	EUR	5.75	12/1/2023	1,280,000	[b]	1,446,550
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	4,780,000	[b]	5,163,953
WW International, Gtd. Notes		8.63	12/1/2025	2,516,000	[b,c]	2,599,342
					36,860,493
Consumer Discretionary - 6.2%
Allen Media, Gtd. Notes		10.50	2/15/2028	3,565,000	[b]	3,272,652
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	1,840,000	[b]	1,812,400
Ashton Woods USA, Sr. Unscd. Notes		6.75	8/1/2025	900,000	[b]	887,531
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	3,605,000	[b]	3,535,153
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	2,000,000	[b]	2,023,309
Boyd Gaming, Gtd. Notes		6.38	4/1/2026	695,000		661,564
Boyd Gaming, Sr. Unscd. Notes		8.63	6/1/2025	793,000	[b]	830,172
Colt Merger Sub, Sr. Scd. Notes		5.75	7/1/2025	855,000	[b]	861,413
Colt Merger Sub, Sr. Scd. Notes		6.25	7/1/2025	5,095,000	[b]	5,067,996
Colt Merger Sub, Sr. Unscd. Notes		8.13	7/1/2027	2,770,000	[b]	2,700,750
Core & Main, Sr. Unscd. Notes		6.13	8/15/2025	2,545,000	[b]	2,544,402
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	3,260,000	[b,c]	3,275,061
H&E Equipment Services, Gtd. Notes		5.63	9/1/2025	1,295,000		1,311,052
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	2,235,000	[b]	2,184,713
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	4,345,000	[b]	4,249,910

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Consumer Discretionary - 6.2% (continued)
Picasso Finance Sub, Sr. Scd. Notes		6.13	6/15/2025	502,000	[b]	512,668
Scientific Games International, Gtd. Notes		8.25	3/15/2026	1,645,000	[b]	1,462,742
Scientific Games International, Sr. Scd. Notes		5.00	10/15/2025	1,435,000	[b]	1,329,929
Stars Group Holdings, Gtd. Notes		7.00	7/15/2026	3,730,000	[b]	3,940,503
Station Casinos, Gtd. Notes		4.50	2/15/2028	1,016,000	[b]	856,615
Taylor Morrison Communities, Gtd. Notes		5.88	6/15/2027	1,550,000	[b]	1,608,931
Taylor Morrison Communities, Gtd. Notes		5.88	1/31/2025	860,000	[b]	876,933
Taylor Morrison Communities, Gtd. Notes		5.88	4/15/2023	3,080,000	[b]	3,175,927
TRI Pointe Group, Gtd. Notes		5.70	6/15/2028	400,000		408,000
TRI Pointe Group, Gtd. Notes		5.88	6/15/2024	4,815,000		4,986,486
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	510,000	[b]	525,354
Winnebago Industries, Sr. Scd. Notes		6.25	7/15/2028	485,000		485,000
WMG Acquisition, Sr. Scd. Notes		3.88	7/15/2030	1,162,000	[b,c]	1,176,583
					56,563,749
Consumer Staples - .9%
Edgewell Personal Care, Gtd. Notes		5.50	6/1/2028	2,394,000	[b]	2,467,316
Prestige Brands, Gtd. Notes		5.13	1/15/2028	1,590,000	[b]	1,570,125
Spectrum Brands, Gtd. Notes		5.50	7/15/2030	1,075,000	[b]	1,079,031
The Scotts Miracle-Gro Company, Gtd. Notes		4.50	10/15/2029	3,250,000		3,353,691
					8,470,163
Diversified Financials - 3.5%
Compass Group Diversified Holdings, Sr. Unscd. Notes		8.00	5/1/2026	1,775,000	[b]	1,811,370
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	3,970,000	[b]	3,394,767
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	1,820,000		2,130,790
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	3,105,000		3,006,028
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	2,815,000		2,825,472
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	1,555,000	[b]	1,773,235
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	3,595,000	[b]	3,421,433
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	2,065,000	[b]	2,124,482
Navient, Sr. Unscd. Notes		5.50	1/25/2023	6,130,000		5,896,294
Navient, Sr. Unscd. Notes		7.25	9/25/2023	1,305,000		1,279,559
Quicken Loans, Gtd. Notes		5.75	5/1/2025	4,175,000	[b]	4,278,937
					31,942,367

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Electronic Components - 1.6%
Energizer Holdings, Gtd. Notes	4.75	6/15/2028	2,690,000	[b]	2,645,534
Energizer Holdings, Gtd. Notes	6.38	7/15/2026	4,339,000	[b]	4,497,243
TTM Technologies, Gtd. Notes	5.63	10/1/2025	1,705,000	[b]	1,697,370
Wesco Distribution, Gtd. Notes	7.13	6/15/2025	1,825,000	[b]	1,929,390
Wesco Distribution, Gtd. Notes	7.25	6/15/2028	3,260,000	[b]	3,446,048
				14,215,585
Energy - 11.6%
Antero Midstream Partners, Gtd. Notes	5.75	3/1/2027	1,030,000	[b]	816,950
Apache, Sr. Unscd. Notes	4.38	10/15/2028	1,948,000	[c]	1,721,028
Apache, Sr. Unscd. Notes	5.10	9/1/2040	2,574,000		2,117,776
Apache, Sr. Unscd. Notes	5.35	7/1/2049	630,000		503,197
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	3,246,000	[b]	2,900,496
Cheniere Energy Partners, Gtd. Notes	4.50	10/1/2029	2,750,000	[b]	2,689,692
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/2025	3,045,000		3,037,996
Continental Resources, Gtd. Notes	4.50	4/15/2023	2,130,000		2,038,517
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	3,920,000	[b]	3,280,432
Crestwood Midstream Partners, Gtd. Notes	5.75	4/1/2025	2,170,000	[c]	1,881,140
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	3,188,000	[b]	2,867,176
CVR Energy, Gtd. Bonds	5.75	2/15/2028	3,350,000	[b]	2,939,625
DCP Midstream Operating, Gtd. Notes	5.63	7/15/2027	2,480,000		2,504,800
Energy Transfer Operating, Gtd. Bonds	5.50	6/1/2027	2,200,000		2,457,072
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	2,955,000		2,283,048
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	1,475,000		1,096,227
Enviva Partners, Gtd. Notes	6.50	1/15/2026	5,015,000	[b]	5,225,003
EQM Midstream Partners, Sr. Unscd. Notes	4.75	7/15/2023	1,335,000		1,349,018
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	1,485,000		1,417,774
EQM Midstream Partners, Sr. Unscd. Notes	6.00	7/1/2025	930,000	[b]	941,625
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	1,165,000	[b]	1,196,257
EQT, Sr. Unscd. Notes	6.13	2/1/2025	2,665,000	[c]	2,660,363
Genesis Energy, Gtd. Notes	6.50	10/1/2025	4,545,000		3,900,133
Genesis Energy, Gtd. Notes	7.75	2/1/2028	970,000		864,212

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Energy - 11.6% (continued)
Jagged Peak Energy, Gtd. Notes	5.88	5/1/2026	2,655,000		2,583,222
Laredo Petroleum, Gtd. Notes	9.50	1/15/2025	1,595,000	[c]	1,104,043
Laredo Petroleum, Gtd. Notes	10.13	1/15/2028	375,000		259,688
Matador Resources, Gtd. Notes	5.88	9/15/2026	2,560,000		1,900,467
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	2,300,000		1,971,077
Occidental Petroleum, Sr. Unscd. Notes	3.40	4/15/2026	1,215,000		999,338
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	2,915,000		2,145,149
Occidental Petroleum, Sr. Unscd. Notes	4.40	4/15/2046	2,180,000		1,523,613
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	1,140,000		1,042,809
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	2,435,000		2,096,730
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	2,712,000		2,671,320
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	2,625,000		2,628,281
Parsley Energy, Gtd. Notes	5.38	1/15/2025	1,420,000	[b]	1,384,060
PBF Holding, Gtd. Notes	6.00	2/15/2028	2,625,000	[b]	2,185,312
PBF Holding, Sr. Scd. Notes	9.25	5/15/2025	1,856,000	[b]	1,984,760
PDC Energy, Gtd. Notes	5.75	5/15/2026	590,000		538,761
PDC Energy, Gtd. Notes	6.13	9/15/2024	2,640,000		2,464,823
Precision Drilling, Gtd. Notes	7.13	1/15/2026	765,000	[b]	469,373
Precision Drilling, Gtd. Notes	7.75	12/15/2023	488,000		336,059
Shelf Drilling Holdings, Gtd. Notes	8.25	2/15/2025	2,245,000	[b]	1,017,243
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	2,615,000	[c]	2,297,160
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	3,760,000		3,630,712
Targa Resources Partners, Gtd. Notes	5.88	4/15/2026	880,000		873,259
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	590,000		592,950
TerraForm Power Operating, Gtd. Notes	4.75	1/15/2030	2,680,000	[b]	2,726,391
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	1,573,000	[b]	1,360,645
Transocean Sentry, Sr. Scd. Notes	5.38	5/15/2023	1,770,000	[b]	1,522,200
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	1,600,000		1,522,384
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	2,116,000		2,049,536
Western Midstream Operating, Sr. Unscd. Notes	3.10	2/1/2025	1,485,000		1,410,423

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Energy - 11.6% (continued)
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,495,000		2,357,775
WPX Energy, Sr. Unscd. Notes	5.75	6/1/2026	1,135,000		1,104,247
				105,443,367
Environmental Control - 1.5%
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	1,837,000		1,859,770
Covanta Holding, Sr. Unscd. Notes	6.00	1/1/2027	2,660,000		2,702,986
GFL Environmental, Sr. Unscd. Notes	7.00	6/1/2026	348,000	[b]	363,159
GFL Environmental, Sr. Unscd. Notes	8.50	5/1/2027	1,281,000	[b]	1,396,053
Harsco, Gtd. Notes	5.75	7/31/2027	4,280,000	[b]	4,301,528
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	2,871,000	[b]	2,748,681
				13,372,177
Food Products - 3.3%
Albertsons, Gtd. Notes	5.75	3/15/2025	1,460,000		1,497,267
Albertsons, Gtd. Notes	6.63	6/15/2024	2,620,000		2,688,120
Albertsons, Gtd. Notes	7.50	3/15/2026	1,255,000	[b]	1,362,428
Kraft Heinz Foods, Gtd. Notes	3.88	5/15/2027	1,170,000	[b]	1,224,217
Kraft Heinz Foods, Gtd. Notes	4.25	3/1/2031	1,560,000	[b]	1,657,149
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	1,635,000		1,763,406
Kraft Heinz Foods, Gtd. Notes	4.63	10/1/2039	2,735,000	[b]	2,754,129
Kraft Heinz Foods, Gtd. Notes	5.00	6/4/2042	940,000		991,463
Kraft Heinz Foods, Gtd. Notes	5.00	7/15/2035	1,535,000		1,690,202
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	4,960,000		5,384,803
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	954,000		1,073,250
Post Holdings, Gtd. Notes	4.63	4/15/2030	2,240,000	[b]	2,202,256
Post Holdings, Gtd. Notes	5.50	12/15/2029	1,715,000	[b]	1,776,414
Post Holdings, Gtd. Notes	5.75	3/1/2027	1,015,000	[b]	1,053,474
US Foods, Sr. Scd. Notes	6.25	4/15/2025	2,823,000	[b]	2,884,753
				30,003,331
Forest Products & Paper - .2%
Mercer International, Sr. Unscd. Notes	7.38	1/15/2025	2,240,000		2,235,565
Health Care - 8.5%
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	1,220,000	[b]	1,316,075
Bausch Health, Gtd. Notes	5.00	1/30/2028	840,000	[b]	791,902
Bausch Health, Gtd. Notes	5.25	1/30/2030	840,000	[b]	797,891
Bausch Health, Gtd. Notes	6.13	4/15/2025	1,780,000	[b]	1,807,910
Bausch Health, Gtd. Notes	6.25	2/15/2029	3,340,000	[b]	3,362,962
Bausch Health, Gtd. Notes	7.25	5/30/2029	3,990,000	[b]	4,192,752
Bausch Health, Gtd. Notes	9.00	12/15/2025	4,177,000	[b]	4,504,519
Bausch Health Americas, Gtd. Notes	8.50	1/31/2027	936,000	[b]	995,179
Catalent Pharma Solutions, Gtd. Notes	5.00	7/15/2027	1,810,000	[b]	1,882,074

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Health Care - 8.5% (continued)
Centene, Sr. Unscd. Notes	4.25	12/15/2027	2,165,000		2,239,097
Centene, Sr. Unscd. Notes	4.63	12/15/2029	785,000		833,097
Centene, Sr. Unscd. Notes	5.38	6/1/2026	4,390,000	[b]	4,568,783
Community Health Systems, Sr. Scd. Notes	6.63	2/15/2025	4,423,000	[b]	4,168,677
DaVita, Gtd. Notes	4.63	6/1/2030	1,155,000	[b]	1,149,369
DaVita, Gtd. Notes	5.00	5/1/2025	2,325,000		2,379,637
Encompass Health, Gtd. Notes	4.50	2/1/2028	2,110,000		2,027,309
Encompass Health, Gtd. Notes	4.75	2/1/2030	2,535,000		2,425,209
HCA, Gtd. Notes	5.38	9/1/2026	2,895,000		3,159,024
HCA, Gtd. Notes	5.88	5/1/2023	1,880,000		2,037,882
LifePoint Health, Sr. Scd. Notes	6.75	4/15/2025	2,060,000	[b]	2,132,100
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.25	2/1/2028	4,378,000	[b]	4,461,094
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.38	6/1/2025	1,350,000	[b]	1,374,469
Polaris Intermediate, Sr. Unscd. Notes	8.50	12/1/2022	5,425,000	[b,c]	4,790,899
Select Medical, Gtd. Notes	6.25	8/15/2026	2,980,000	[b]	3,019,276
Surgery Center Holdings, Gtd. Notes	10.00	4/15/2027	440,000	[b,c]	441,566
Tenet Healthcare, Scd. Notes	6.25	2/1/2027	1,515,000	[b]	1,508,364
Tenet Healthcare, Sr. Scd. Notes	5.13	11/1/2027	2,260,000	[b]	2,236,496
Tenet Healthcare, Sr. Scd. Notes	7.50	4/1/2025	520,000	[b]	554,775
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/2022	4,125,000		4,338,675
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/2025	8,040,000	[b]	7,803,745
				77,300,807
Industrial - 2.5%
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/2025	2,322,000	[b]	2,097,033
Clark Equipment, Sr. Scd. Notes	5.88	6/1/2025	675,000	[b]	693,141
EnPro Industries, Gtd. Notes	5.75	10/15/2026	3,085,000		3,095,983
Gates Global, Gtd. Notes	6.25	1/15/2026	3,885,000	[b]	3,854,231
General Electric, Jr. Sub. Debs., Ser. D	5.00	1/21/2021	3,245,000		2,552,664
Husky III Holding, Sr. Unscd. Notes	13.00	2/15/2025	2,835,000	[b]	2,737,547
Mueller Water Products, Gtd. Notes	5.50	6/15/2026	1,854,000	[b]	1,925,490
Stevens Holding, Gtd. Notes	6.13	10/1/2026	2,208,000	[b]	2,315,220
Titan Acquisition, Sr. Unscd. Notes	7.75	4/15/2026	2,825,000	[b]	2,681,363
Vertical Holdco GmbH, Gtd. Notes	7.63	7/15/2028	400,000		400,000
Vertical US Newco, Sr. Scd. Notes	5.25	7/15/2027	635,000		635,000
				22,987,672
Information Technology - 2.1%
Ascend Learning, Sr. Unscd. Notes	6.88	8/1/2025	4,591,000	[b]	4,641,593
Boxer Parent, Sr. Scd. Notes	7.13	10/2/2025	1,285,000	[b]	1,352,045

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Information Technology - 2.1% (continued)
CDK Global, Sr. Unscd. Notes		5.25	5/15/2029	1,875,000	[b]	1,948,800
Change Healthcare Holdings, Gtd. Notes		5.75	3/1/2025	3,665,000	[b]	3,627,690
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	3,690,000	[b]	3,847,212
Rackspace Hosting, Gtd. Notes		8.63	11/15/2024	2,063,000	[b]	2,102,197
The Dun & Bradstreet, Sr. Unscd. Notes		10.25	2/15/2027	1,430,000	[b]	1,590,610
					19,110,147
Insurance - 1.6%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	4,080,000	[b]	4,298,525
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/2025	2,599,000	[b]	2,607,096
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	1,995,000	[b]	2,060,695
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	1,863,000	[b]	1,864,872
USI, Sr. Unscd. Notes		6.88	5/1/2025	3,355,000	[b]	3,394,807
					14,225,995
Internet Software & Services - .6%
Netflix, Sr. Unscd. Notes		5.88	11/15/2028	1,370,000		1,560,546
Netflix, Sr. Unscd. Notes		5.88	2/15/2025	3,555,000		3,963,096
					5,523,642
Materials - 3.8%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	4,605,000	[b]	4,990,076
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	3,210,000	[b]	3,181,319
Ardagh Packaging Finance, Gtd. Notes		5.25	8/15/2027	1,280,000	[b]	1,258,637
Ardagh Packaging Finance, Gtd. Notes		6.00	2/15/2025	469,000	[b]	480,608
Ardagh Packaging Finance, Sr. Unscd. Notes		5.25	8/15/2027	4,083,000	[b]	4,014,855
Berry Global, Scd. Notes		5.13	7/15/2023	1,960,000		1,977,336
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	675,000	[b]	653,478
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	2,185,000	[b]	2,125,797
LABL Escrow Issuer, Sr. Scd. Notes		6.75	7/15/2026	3,610,000	[b]	3,763,985
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	730,000	[b]	777,289
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	2,040,000	[b]	2,144,550
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,355,000	[b,c]	1,232,698
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	2,020,000	[b]	2,030,413
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	4,035,000	[b,c]	4,321,747
Trivium Packaging Finance, Sr. Scd. Notes		5.50	8/15/2026	1,955,000	[b]	1,981,881
					34,934,669

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Media - 9.3%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/2026	4,630,000	[b]	4,873,191
Altice Financing, Sr. Scd. Notes		5.00	1/15/2028	1,435,000	[b]	1,427,760
Block Communications, Gtd. Notes		4.88	3/1/2028	2,160,000	[b]	2,138,692
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	3,200,000	[b]	3,277,296
CCO Holdings, Sr. Unscd. Notes		5.00	2/1/2028	4,755,000	[b]	4,914,292
CCO Holdings, Sr. Unscd. Notes		5.13	5/1/2027	2,155,000	[b]	2,232,688
CCO Holdings, Sr. Unscd. Notes		5.38	6/1/2029	2,560,000	[b]	2,703,718
CCO Holdings, Sr. Unscd. Notes		5.38	5/1/2025	2,015,000	[b]	2,070,624
CCO Holdings, Sr. Unscd. Notes		5.88	5/1/2027	1,860,000	[b]	1,942,677
CSC Holdings, Gtd. Notes		5.38	2/1/2028	1,020,000	[b]	1,068,863
CSC Holdings, Gtd. Notes		5.50	5/15/2026	1,925,000	[b]	1,981,354
CSC Holdings, Gtd. Notes		6.50	2/1/2029	3,080,000	[b]	3,370,675
CSC Holdings, Sr. Unscd. Notes		4.63	12/1/2030	1,835,000	[b]	1,791,621
CSC Holdings, Sr. Unscd. Notes		5.75	1/15/2030	860,000	[b]	899,470
CSC Holdings, Sr. Unscd. Notes		7.50	4/1/2028	1,255,000	[b]	1,373,165
CSC Holdings, Sr. Unscd. Notes		10.88	10/15/2025	1,640,000	[b]	1,766,846
Diamond Sports Group, Gtd. Notes		6.63	8/15/2027	2,665,000	[b]	1,435,182
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	2,700,000	[b]	1,970,784
DISH DBS, Gtd. Notes		5.00	3/15/2023	1,865,000		1,863,163
DISH DBS, Gtd. Notes		5.88	7/15/2022	1,735,000		1,768,008
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,934,000		1,925,848
Meredith, Sr. Scd. Notes		6.50	7/1/2025	1,770,000	[b]	1,761,150
Midcontinent Communications, Gtd. Notes		5.38	8/15/2027	2,225,000	[b]	2,267,141
Nexstar Broadcasting, Gtd. Notes		5.63	7/15/2027	3,000,000	[b]	3,007,590
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	3,460,000	[b,c]	3,456,038
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	1,887,000	[b]	1,917,466
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	2,851,000	[b]	2,706,141
Sinclair Television Group, Gtd. Notes		5.13	2/15/2027	535,000	[b,c]	488,755
Sirius XM Radio, Gtd. Notes		5.38	7/15/2026	2,665,000	[b]	2,760,660
Sirius XM Radio, Gtd. Notes		5.50	7/1/2029	2,895,000	[b]	3,068,787
Summer BidCo, Sr. Unscd. Bonds	EUR	9.75	11/15/2025	2,710,785	[b]	2,880,281
TEGNA, Gtd. Notes		4.63	3/15/2028	1,431,000	[b]	1,324,856
TEGNA, Gtd. Notes		5.00	9/15/2029	4,385,000	[b]	4,135,669
Virgin Media Finance, Sr. Unscd. Notes		5.00	7/15/2030	1,065,000	[b]	1,045,138
Virgin Media Secured Finance, Sr. Scd. Notes		5.50	5/15/2029	3,065,000	[b]	3,235,705
Ziggo, Sr. Scd. Notes		4.88	1/15/2030	2,166,000	[b]	2,182,678
Ziggo, Sr. Scd. Notes		5.50	1/15/2027	1,365,000	[b]	1,389,754
					84,423,726

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Metals & Mining - 2.4%
ArcelorMittal, Sr. Unscd. Notes		4.55	3/11/2026	955,000		965,194
Arconic, Scd. Notes		6.13	2/15/2028	4,255,000	[b]	4,265,957
Arconic, Sr. Scd. Notes		6.00	5/15/2025	1,260,000	[b]	1,298,588
First Quantum Minerals, Gtd. Notes		7.25	4/1/2023	2,850,000	[b]	2,739,748
Freeport-McMoRan, Gtd. Notes		5.00	9/1/2027	1,165,000		1,171,649
Freeport-McMoRan, Gtd. Notes		5.45	3/15/2043	2,665,000		2,620,721
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	2,265,000	[b]	2,174,638
Kaiser Aluminum, Gtd. Notes		4.63	3/1/2028	4,290,000	[b]	4,109,863
Kaiser Aluminum, Gtd. Notes		6.50	5/1/2025	505,000	[b]	525,516
Novelis, Gtd. Notes		4.75	1/30/2030	2,365,000	[b]	2,264,440
					22,136,314
Real Estate - 2.4%
Brookfield Property REIT, Sr. Scd. Notes		5.75	5/15/2026	2,670,000	[b]	2,262,398
Greystar Real Estate Partners, Sr. Scd. Notes		5.75	12/1/2025	3,770,000	[b]	3,808,454
Iron Mountain, Gtd. Notes		5.25	7/15/2030	3,050,000	[b]	2,996,091
Ladder Capital Finance Holdings, Gtd. Notes		4.25	2/1/2027	395,000	[b]	316,988
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	6,235,000	[b]	5,401,723
Realogy Group, Scd. Notes		7.63	6/15/2025	650,000	[b]	650,000
SBA Communications, Sr. Unscd. Notes		3.88	2/15/2027	2,084,000	[b]	2,078,175
VICI Properties, Gtd. Notes		4.13	8/15/2030	1,515,000	[b]	1,447,302
VICI Properties, Gtd. Notes		4.25	12/1/2026	1,665,000	[b]	1,600,340
VICI Properties, Gtd. Notes		4.63	12/1/2029	1,200,000	[b]	1,172,028
					21,733,499
Retailing - 1.3%
Burlington Coat Factory Warehouse, Sr. Scd. Notes		6.25	4/15/2025	1,815,000	[b]	1,900,078
Macy's, Sr. Scd. Notes		8.38	6/15/2025	2,728,000	[b]	2,719,475
New Red Finance, Scd. Notes		4.38	1/15/2028	1,355,000	[b]	1,330,447
New Red Finance, Sr. Scd. Notes		5.75	4/15/2025	1,165,000	[b,c]	1,225,434
PetSmart, Gtd. Notes		7.13	3/15/2023	1,820,000	[b]	1,798,233
Reliance Intermediate Holdings, Sr. Scd. Notes		6.50	4/1/2023	1,084,000	[b]	1,093,371
Staples, Sr. Scd. Notes		7.50	4/15/2026	2,500,000	[b]	1,969,688
					12,036,726
Technology Hardware & Equipment - 1.7%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,635,000	[b]	1,841,699
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	3,557,000	[b]	3,587,448
Dell International, Sr. Scd. Notes		6.10	7/15/2027	1,240,000	[b]	1,434,328
Dell International, Sr. Scd. Notes		6.20	7/15/2030	1,240,000	[b]	1,447,024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Technology Hardware & Equipment - 1.7% (continued)
Everi Payments, Gtd. Notes	7.50	12/15/2025	1,980,000	[b]	1,903,067
Tempo Acquisition, Sr. Scd. Notes	5.75	6/1/2025	773,000	[b]	795,707
Tempo Acquisition, Sr. Unscd. Notes	6.75	6/1/2025	4,025,000	[b]	4,087,850
				15,097,123
Telecommunication Services - 6.1%
Altice France, Sr. Scd. Notes	5.50	1/15/2028	1,840,000	[b]	1,861,510
Altice France, Sr. Scd. Notes	7.38	5/1/2026	4,475,000	[b]	4,676,330
Altice France, Sr. Scd. Notes	8.13	2/1/2027	1,480,000	[b]	1,622,295
Altice France Holding, Gtd. Notes	6.00	2/15/2028	3,850,000	[b]	3,662,332
Altice France Holding, Sr. Scd. Notes	10.50	5/15/2027	1,680,000	[b]	1,857,954
CenturyLink, Sr. Unscd. Debs., Ser. G	6.88	1/15/2028	1,180,000		1,259,367
CenturyLink, Sr. Unscd. Notes	5.13	12/15/2026	2,600,000	[b]	2,597,543
CenturyLink, Sr. Unscd. Notes	5.63	4/1/2025	840,000		870,748
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	1,500,000	[b]	1,534,673
Cincinnati Bell, Gtd. Notes	8.00	10/15/2025	2,610,000	[b]	2,733,701
CommScope, Gtd. Notes	7.13	7/1/2028	1,500,000	[b]	1,503,900
CommScope, Gtd. Notes	8.25	3/1/2027	3,790,000	[b,c]	3,901,653
CommScope, Sr. Scd. Notes	6.00	3/1/2026	2,430,000	[b]	2,497,141
CommScope Technologies, Gtd. Notes	6.00	6/15/2025	1,425,000	[b]	1,379,828
Connect Finco, Sr. Scd. Notes	6.75	10/1/2026	2,575,000	[b]	2,438,267
DKT Finance, Sr. Scd. Notes	9.38	6/17/2023	1,600,000	[b]	1,614,000
Intrado, Gtd. Notes	8.50	10/15/2025	1,400,000	[b,c]	1,117,375
Level 3 Financing, Gtd. Notes	5.38	5/1/2025	1,230,000		1,259,342
Level 3 Financing, Gtd. Notes	5.38	1/15/2024	2,345,000		2,371,135
Sprint, Gtd. Notes	7.63	3/1/2026	2,265,000		2,678,782
Sprint, Gtd. Notes	7.88	9/15/2023	2,230,000		2,514,314
Sprint Capital, Gtd. Notes	6.88	11/15/2028	770,000		940,517
Sprint Capital, Gtd. Notes	8.75	3/15/2032	1,015,000		1,451,947
Telecom Italia Capital, Gtd. Notes	6.00	9/30/2034	3,480,000		3,792,869
Zayo Group Holdings, Sr. Scd. Notes	4.00	3/1/2027	3,860,000	[b]	3,670,011
				55,807,534
Utilities - 2.0%
Calpine, Sr. Scd. Notes	4.50	2/15/2028	1,655,000	[b]	1,624,680
Calpine, Sr. Unscd. Notes	5.13	3/15/2028	1,565,000	[b]	1,533,113
Clearway Energy Operating, Gtd. Notes	4.75	3/15/2028	595,000	[b]	607,424
Clearway Energy Operating, Gtd. Notes	5.75	10/15/2025	3,995,000		4,158,815
NRG Energy, Gtd. Notes	5.75	1/15/2028	1,880,000		1,987,752
NRG Energy, Gtd. Notes	6.63	1/15/2027	1,980,000		2,072,070
The AES, Sr. Unscd. Notes	6.00	5/15/2026	3,155,000		3,304,278
Vistra Operations, Gtd. Notes	5.50	9/1/2026	1,995,000	[b]	2,046,960

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 89.5% (continued)
Utilities - 2.0% (continued)
Vistra Operations, Gtd. Notes	5.63	2/15/2027	695,000	[b]	714,766
				18,049,858
Total Bonds and Notes (cost $821,040,917)			812,888,467

Floating Rate Loan Interests - 2.2%
Commercial & Professional Services - .3%
Pi Lux Finco, Second Lien Facility 1 Term Loan, 3 Month LIBOR +7.25%	8.32	1/1/2026	3,065,000	[d]	2,750,837
Food Products - .3%
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%	5.93	1/31/2028	2,988,000	[d]	2,890,890
Health Care - .2%
Auris Luxembourg III, Facility B2 Term Loan, 1 Month LIBOR +3.75%	3.93	2/21/2026	321,373	[d]	282,808
Pathway Vet Alliance, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.00	3/31/2027	1,658,954	[d]	1,615,406
Pathway Vet Alliance, Initial Delayed Draw Term Loan, 1 Month LIBOR +5.00% @ Floor	4.00	3/31/2027	134,827	[d,e]	131,288
				2,029,502
Information Technology - .4%
Evergreen Skills Lux, First Lien Initial Term Loan, 3 Month PRIME +5.75%	9.00	4/28/2021	2,630,673	[d,f]	1,652,852
SkillSoft, Senior Secured SuperPriority DIP Term Loan, 1 Month LIBOR +7.50%	8.50	9/16/2020	150,490	[d,g]	142,213
Ultimate Software Group, 2020 Incremental Term Loan, 1 Month LIBOR +4.00%	4.75	5/3/2026	1,453,000	[d]	1,438,361
				3,233,426
Insurance - 1.0%
Asurion, Second Lien Replacement Term Loan B-2, 1 Month LIBOR +6.50%	6.68	8/4/2025	5,420,000	[d]	5,406,450
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.68	2/28/2025	4,439,416	[d]	3,895,588
				9,302,038
Total Floating Rate Loan Interests (cost $21,842,241)			20,206,693

Description			Shares	[a]	Value ($)
Exchange-Traded Funds - 1.1%
Registered Investment Companies - 1.1%
iShares iBoxx High Yield Corporate Bond ETF			79,500		6,488,790
SPDR Bloomberg Barclays High Yield Bond ETF			35,100		3,550,716
Total Exchange-Traded Funds (cost $9,938,275)			10,039,506
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $839,911)	0.13	7/30/2020	840,000	[h]	839,920
	1-Day Yield (%)		Shares
Investment Companies - 5.7%
Registered Investment Companies - 5.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $51,437,191)	0.22		51,437,191	[i]	51,437,191

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	[a] Value ($)
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $20,333,548)	0.22	20,333,548	[i] 20,333,548
Total Investments (cost $925,432,083)		100.8%	915,745,325
Liabilities, Less Cash and Receivables		(0.8%)	(7,332,217)
Net Assets		100.0%	908,413,108

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

REIT—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities were valued at $575,516,913 or 63.35% of net assets.

c Security, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $32,946,905 and the value of the collateral was $34,821,723, consisting of cash collateral of $20,333,548 and U.S. Government & Agency securities valued at $14,488,175.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

f Non-income producing—security in default.

g The fund held Level 3 securities at June 30, 2020, these securities were valued at $142,213 or .02% of net assets.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	17.3
Communications	16.9
Industrial	12.4
Consumer, Cyclical	12.1
Energy	11.6
Financial	9.3
Investment Companies	9.0
Basic Materials	4.8
Technology	4.1
Utilities	2.0
Collateralized Loan Obligations	1.2
Government	.1
100.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 6/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	30,103,699	365,557,669	(344,224,177)	51,437,191	5.7	222,654
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	31,853,238	100,978,476	(112,498,166)	20,333,548	2.2	-
Total	61,956,937	466,536,145	(456,722,343)	71,770,739	7.9	222,654

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS June 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Goldman Sachs
United States Dollar	21,817,888	Euro	19,430,000	7/31/2020	(26,872)
United States Dollar	6,205,333	British Pound	5,010,000	7/31/2020	(3,861)
Gross Unrealized Depreciation					(30,733)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,946,905)—Note 1(c):
Unaffiliated issuers	853,661,344	843,974,586
Affiliated issuers	71,770,739	71,770,739
Cash denominated in foreign currency	2,560,296	2,565,793
Receivable for investment securities sold		19,972,669
Dividends, interest and securities lending income receivable		14,343,177
Receivable for shares of Beneficial Interest subscribed		10,710,371
		963,337,335
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		528,982
Cash overdraft due to Custodian		2,536,351
Payable for investment securities purchased		30,158,857
Liability for securities on loan—Note 1(c)		20,333,548
Payable for shares of Beneficial Interest redeemed		1,332,801
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		30,733
Trustees’ fees and expenses payable		2,207
Other accrued expenses		748
		54,924,227
Net Assets ($)		908,413,108
Composition of Net Assets ($):
Paid-in capital		1,090,078,382
Total distributable earnings (loss)		(181,665,274)
Net Assets ($)		908,413,108

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	117,508,147	9,354,126	781,550,835
Shares Outstanding	20,501,876	1,631,768	136,235,469
Net Asset Value Per Share ($)	5.73	5.73	5.74

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	27,856,092
Dividends:
Unaffiliated issuers	105,687
Affiliated issuers	216,171
Income from securities lending—Note 1(c)	59,696
Total Income	28,237,646
Expenses:
Management fee—Note 3(a)	3,291,774
Distribution/Service Plan fees—Note 3(b)	207,079
Trustees’ fees—Note 3(a,d)	42,000
Loan commitment fees—Note 2	9,017
Total Expenses	3,549,870
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(42,000)
Net Expenses	3,507,870
Investment Income—Net	24,729,776
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(44,223,825)
Net realized gain (loss) on forward foreign currency exchange contracts	130,803
Capital gain distributions from affiliated issuers	6,483
Net Realized Gain (Loss)	(44,086,539)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(40,845,653)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	223,971
Net Change in Unrealized Appreciation (Depreciation)	(40,621,682)
Net Realized and Unrealized Gain (Loss) on Investments	(84,708,221)
Net (Decrease) in Net Assets Resulting from Operations	(59,978,445)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	24,729,776	55,219,800
Net realized gain (loss) on investments	(44,086,539)	(19,391,376)
Net change in unrealized appreciation (depreciation) on investments	(40,621,682)	98,010,479
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,978,445)	133,838,903
Distributions ($):
Distributions to shareholders:
Class A	(3,354,278)	(7,880,254)
Class C	(221,479)	(642,082)
Class I	(22,208,104)	(48,529,327)
Total Distributions	(25,783,861)	(57,051,663)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,721,932	87,260,245
Class C	692,970	1,056,904
Class I	234,734,345	371,736,324
Distributions reinvested:
Class A	2,671,925	6,307,472
Class C	148,610	434,755
Class I	6,547,802	14,711,190
Cost of shares redeemed:
Class A	(45,820,325)	(76,379,860)
Class C	(2,023,659)	(8,008,478)
Class I	(314,954,702)	(239,422,839)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(103,281,102)	157,695,713
Total Increase (Decrease) in Net Assets	(189,043,408)	234,482,953
Net Assets ($):
Beginning of Period	1,097,456,516	862,973,563
End of Period	908,413,108	1,097,456,516

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,614,745	14,409,743
Shares issued for distributions reinvested	467,020	1,037,190
Shares redeemed	(7,826,483)	(12,591,956)
Net Increase (Decrease) in Shares Outstanding	(4,744,718)	2,854,977
Class Ca,b
Shares sold	119,398	174,332
Shares issued for distributions reinvested	25,987	71,593
Shares redeemed	(356,231)	(1,327,018)
Net Increase (Decrease) in Shares Outstanding	(210,846)	(1,081,093)
Class Ib
Shares sold	40,713,450	61,323,100
Shares issued for distributions reinvested	1,139,360	2,416,407
Shares redeemed	(55,852,014)	(39,480,975)
Net Increase (Decrease) in Shares Outstanding	(13,999,204)	24,258,532

[a]During the period ended June 30, 2020, 4,165 Class C shares representing $23,614 were automatically converted to 4,166 Class A shares and during the period ended December 31, 2019, 9,890 Class C shares representing $60,101 were automatically converted to 9,894 Class A shares.

[b]During the period ended June 30, 2020, 14,133 Class C shares representing $77,736 were exchanged for 14,134 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2020		Year Ended December 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	6.18	5.70	6.30	6.21	5.82	6.45
Investment Operations:
Investment income—net[a]	.15	.32	.33	.32	.33	.35
Net realized and unrealized gain (loss) on investments	(.45)	.49	(.57)	.11	.39	(.60)
Total from Investment Operations	(.30)	.81	(.24)	.43	.72	(.25)
Distributions:
Dividends from investment income—net	(.15)	(.33)	(.35)	(.34)	(.33)	(.38)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-	-
Total Distributions	(.15)	(.33)	(.36)	(.34)	(.33)	(.38)
Net asset value, end of period	5.73	6.18	5.70	6.30	6.21	5.82
Total Return (%)[c]	(4.78)[d]	14.42	(4.05)	7.12	12.71	(4.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[e]	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95[e]	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.08[e]	5.21	5.34	5.14	5.53	5.53
Portfolio Turnover Rate	62.54[d]	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	117,508	156,134	127,635	155,919	180,228	170,139

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2020		Year Ended December 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	6.18	5.70	6.30	6.21	5.82	6.45
Investment Operations:
Investment income—net[a]	.12	.27	.28	.28	.28	.30
Net realized and unrealized gain (loss) on investments	(.44)	.49	(.57)	.10	.39	(.60)
Total from Investment Operations	(.32)	.76	(.29)	.38	.67	(.30)
Distributions:
Dividends from investment income—net	(.13)	(.28)	(.30)	(.29)	(.28)	(.33)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-	-
Total Distributions	(.13)	(.28)	(.31)	(.29)	(.28)	(.33)
Net asset value, end of period	5.73	6.18	5.70	6.30	6.21	5.82
Total Return (%)[c]	(5.13)[d]	13.57	(4.77)	6.32	11.87	(4.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[e]	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70[e]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.33[e]	4.56	4.63	4.38	4.78	4.79
Portfolio Turnover Rate	62.54[d]	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	9,354	11,396	16,665	26,216	59,502	68,331

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2020		Year Ended December 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	6.19	5.70	6.30	6.22	5.82	6.45
Investment Operations:
Investment income—net[a]	.15	.33	.35	.34	.35	.37
Net realized and unrealized gain (loss) on investments	(.44)	.50	(.58)	.10	.39	(.61)
Total from Investment Operations	(.29)	.83	(.23)	.44	.74	(.24)
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.36)	(.36)	(.34)	(.39)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-	-
Total Distributions	(.16)	(.34)	(.37)	(.36)	(.34)	(.39)
Net asset value, end of period	5.74	6.19	5.70	6.30	6.22	5.82
Total Return (%)	(4.65)[c]	14.89	(3.80)	7.21	13.17	(3.96)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[d]	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.30[d]	5.46	5.64	5.39	5.79	5.78
Portfolio Turnover Rate	62.54[c]	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	781,551	929,926	718,673	1,051,673	923,563	741,184

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	-	11,291,087	-	11,291,087
Corporate Bonds	-	801,597,380	-	801,597,380
Exchange-Traded Funds	10,039,506	-	-	10,039,506
Floating Rate Loan Interests	-	20,064,480	142,213	20,206,693
Investment Companies	71,770,739	-	-	71,770,739
U.S. Treasury Securities	-	839,920	-	839,920
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(30,733)	-	(30,733)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 12/31/2019	-
Realized Gain (Loss)	-
Change in unrealized appreciation (depreciation)	(1,273)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	143,486
Transfer out of Level 3	-
Balances as of 6/30/2020††	142,213
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 6/30/2020	(1,273)

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $13,049 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $124,681,143 available for federal income tax purposes to be applied against future net realized capital

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains, if any, realized subsequent to December 31, 2019. The fund has $30,756,746 of short-term capital losses and $93,924,397 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $57,051,663. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended June 30, 2020, Trustees’ fees reimbursed by the Adviser amounted to $42,000.

During the period ended June 30, 2020, the Distributor retained $1,600 from commissions earned on sales of the fund’s Class A shares and $97 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2020, Class A and Class C shares were charged $158,439 and $36,480, respectively, pursuant to their Distribution Plans. During the period ended June 30, 2020, Class C shares were charged $12,160 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $517,826, Distribution Plans fees of $30,458 and Service Plan fees of $1,922, which are offset against an expense reimbursement currently in effect in the amount of $21,224.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2020, amounted to $555,861,789 and $689,438,933, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(30,733)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(30,733)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(30,733)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs	(30,733)		-	-	(30,733)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2020:

Average Market Value ($)
Forward contracts	21,843,981

At June 30, 2020, accumulated net unrealized depreciation on investments inclusive of derivatives contracts was $9,717,491, consisting of $20,878,684 gross unrealized appreciation and $30,596,175 gross unrealized depreciation.

At June 30, 2020, the cost of investments inclusive of derivatives contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional high yield funds (the “Performance Group”) and with a broader group of retail and institutional high yield funds (the “Performance Universe”), all for various periods ended December 31, 2019 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods except the two- and five-year periods when it was below the Performance Group median and the ten-year period when it was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was above the Performance Group medians and above the Performance Universe medians for all ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

NOTES

NOTES

NOTES

For More Information

BNY Mellon High Yield Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0029SA0620

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 21, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      August 20, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)